UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2005

Power3 Medical Products, Inc.

(Exact name of registrant as specified in its charter)

New York	0-24921	65-0565144
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3400 Research Forest Drive, Suite B2-3

The Woodlands, Texas 77381

(Address of principal executive offices and zip code)

(281) 466-1600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On April 18, 2005, Power3 Medical Products, Inc. (the “Company”) issued a press release announcing that the filing of its 2004 Form 10-KSB will be delayed beyond the April 15, 2005 extended filing date.  As disclosed in the press release and reported in the Company’s Form 8-K filed April 15, 2005, the Company was unable to file its 2004 Form 10-KSB since it was unable to obtain the consent of Advanced Bio/Chem, Inc.’s former auditor to the inclusion of its audit report in the Company’s 2004 Form 10-KSB.  The Company is devoting a substantial amount of its resources to file it s 2004 Form 10-KSB as soon as possible.

The Company’s press release dated April 18, 2005 concerning these matters is attached as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(c)           Exhibits

The exhibit identified below is filed as part of this report:

Exhibit Number	Description of Exhibit

99.1	Press Release dated April 18, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Power3 Medical Products, Inc.

	By:	/s/ Michael J. Rosinski
Michael J. Rosinski, Chief Financial Officer

Date: April 18, 2005

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release dated April 18, 2005.